UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2011

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE.

On January 14, 2011 Bank of the Ozarks, Inc. issued a press release announcing that its wholly owned subsidiary, Bank of the Ozarks, entered into a purchase and assumption agreement on that date with the Federal Deposit Insurance Corporation (“FDIC”) with respect to the FDIC-assisted acquisition by Bank of the Ozarks to purchase substantially all of the assets and to assume all of the deposits and certain other liabilities of Oglethorpe Bank, Brunswick, Georgia (the “Acquisition”). A copy of the press release has been attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1	Press Release dated January 14, 2011 announcing the Acquisition issued by Bank of the Ozarks, Inc., the parent corporation of Bank of the Ozarks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
(Registrant)

Date: January 14, 2011	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated January 14, 2011 announcing the Acquisition issued by Bank of the Ozarks, Inc., the parent corporation of Bank of the Ozarks.

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